Exhibit 99.1

NUBURU Announces Strategic 1-for-40 Reverse Stock Split to Enhance Shareholder Value and Return to Trading on NYSE American

CENTENNIAL, Colo., June 24, 2024 -- NUBURU, Inc. (“NUBURU” or the “Company”) (NYSE American: BURU) (OTC: BURU), a leading innovator in high-power and high-brightness industrial blue laser technology, announced that it will continue its previously announced plan to implement a 1-for-40 reverse stock split of its common stock (“Reverse Split”), with an anticipated implementation date of July 1, 2024 (the “Effective Date”), rather than the previously announced June 24, 2024 anticipated implementation date. Due to the NYSE halting trading in the common stock upon the initial announcement of the Reverse Split, the Company was unable to implement the Reverse Split as announced. The Company is in the process of appealing the NYSE's determination to initiate proceedings to delist its common stock and is being traded on the over-the-counter market under the symbol “BURU” in the meantime.

The common stock should begin trading on a split-adjusted basis at the commencement of trading on the trading day following the Effective Date under the Company’s existing trading symbol “BURU.” The Common Stock will be assigned a new CUSIP number, 67021W301, in connection with the Reverse Split.

“Our decision to execute this reverse stock split is part of our strategic plan to improve the marketability and liquidity of our stock, as we aim to attract a broader range of institutional investors in support of our long-term growth strategy, and return to trading on NYSE American” said Brian Knaley, CEO of NUBURU, Inc.

The Company may not be successful in returning to trading on NYSE American or with respect to its appeal of NYSE’s delisting determination. If the Company is not able to satisfy NYSE American bid price requirements, it would continue to be traded on the over-the-counter market, which could negatively impact the Company by reducing the liquidity and market price of its common stock and the number of investors willing to hold or acquire the Company's common stock, which could negatively impact the Company's ability to raise equity financing.

About NUBURU

Founded in 2015, NUBURU, Inc. (NYSE American: BURU) is a developer and manufacturer of industrial blue lasers that leverage fundamental physics and their high-brightness, high-power design to produce faster, higher quality welds and parts than current lasers can provide in laser welding and additive manufacturing of copper, gold, aluminum, and other industrially essential metals. NUBURU's industrial blue lasers produce minimal to defect-free welds up to eight times faster than the traditional approaches — all with the flexibility inherent to laser processing. For more information, please visit www.NUBURU.net.

Forward-Looking Statements

This press release contains certain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including relating to its partnership with GE Additive. All statements other than statements of historical fact contained in this press release may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "plan," "seek," "targets," "projects," "could," "would," "continue," "forecast" or the negatives of these terms or variations of them or similar expressions. Forward-looking statements in this press release include, among other things: anticipated benefits associated with laser-based additive manufacturing. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by NUBURU and its management, are inherently uncertain and many factors may cause the Company's actual results to differ materially from current expectations which include, but are not limited to: (1) the ability to meet security exchange listing standards and regain listed status; (2) failure to achieve expectations regarding its product development and pipeline; (3) the inability to access sufficient capital to operate as anticipated, whether from Lincoln Park Capital Fund, LLC or other sources; (4) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) changes in applicable laws or regulations; (6) the possibility that NUBURU may be adversely affected by other economic, business and/or competitive factors; (7) volatility in the financial system and markets caused by geopolitical and economic factors; (8) failing to realize benefits from the partnership with GE Additive; and (9) other risks and uncertainties set forth in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in NUBURU's most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. NUBURU does not give any assurance that it will achieve its expected results. NUBURU assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Investor Contact:

NUBURU, Inc.
ir@nuburu.net
(720) 767-1400